             -------------------------------------------------------
                          THE LATIN AMERICAN DISCOVERY
                                   FUND, INC.
             -------------------------------------------------------




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER




                          THE LATIN AMERICAN DISCOVERY
                                   FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1999, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 39.22% compared with 33.28% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index and 31.03% for the MSCI Emerging Markets Free Latin America Index (the "Index"). For the period since commencement of operations on June 23, 1992 through June 30, 1999, the Fund's total return, based on net asset value per share, was 151.61% compared with 54.35% for the MSCI Emerging Markets Global Latin America Index and 88.39% for the MSCI Emerging Markets Free Latin America Index. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $9 3/8, representing a 17.4% discount to the Fund's net asset value per share.

During the last quarter, the Brazilian Securities Commission has introduced regulations prohibiting foreign investors from owning a certain class of shares. Because of the introduction of this restriction, we have changed to a benchmark that is more representative of the investments available to foreign investors such as the Fund.

Effective June 30, 1999, the benchmark for the Fund has been changed from the MSCI Emerging Markets Global Latin America Index to the MSCI Emerging Markets Free Latin America Index.

Outperformance relative to the Index was largely attributable to our strong stock selection in Brazil, Mexico and Venezuela. Our overweight position in Mexico (+52.3%) coupled with our underweight stance in Colombia (-17.3%) also contributed to performance.

Latin American markets benefited from a rebound in commodity prices including oil (Mexico, Colombia, and Venezuela), copper (Chile and Peru) and pulp and paper (Brazil and Chile). More recently, stock valuations declined as U.S. inflation worries led investors to begin pricing in the possibility of an increase in the U.S. Fed Funds interest rate. However, floating exchange rates, improved fiscal scenarios and increased foreign direct investment may serve as mitigating factors, precluding any significant impact of the Fed's 25 basis point hike on June 30th on Latin currencies or interest rates. Valuations in Latin America are compelling and the return of global economic growth and liquidity coupled with corporate restructuring and the possibility for lower real interest rates should lead to improved earnings for many Latin companies.

The most notable market event which took place during the first half of the year was the devaluation of the Brazilian currency, the real. The truly amazing aspect of the devaluation was not that it occurred, but that the equity market rebounded very quickly thereafter. The currency fell 40% in January, but retraced some of its decline, ending the first quarter down 30%. Defying expectations, the equity market gained 5.5% in U.S. dollar terms by March month-end and 18.7% by June month-end. Fueling the market was the unexpected appointment of Arminio Fraga, the former portfolio manager of George Soros' Quantum Emerging Markets Growth Fund, as head of the Central Bank. Fraga offers financial market expertise and shareholder focus, which has aided market sentiment. Additionally, Fraga has been successful in preventing foreign commercial banks from terminating loans to Brazilian institutions.

Brazil's market has also been supported by contained inflation numbers, the easing of interest rates and progress regarding privatization and measures to reduce the fiscal deficit. We anticipate lower inflation and better than expected economic performance to allow for continued domestic interest rate reductions and, in turn, for a contraction in the country risk premium. The expected reduction in real interest rates is requisite for controlling the fiscal deficit and for stemming the growth in the stock of public sector debt. However, we are concerned about the pace of interest rate declines given the fractious nature of Brazilian politics that often hinders the adoption of contentious fiscal reforms. We continue to modestly overweight Brazil, focusing on the telecommunications sector. The privatization of the telecom sector last year allowed for the introduction of much new efficiency, fostering margin expansion under the new managements. The inelasticity of the telecom sector to a weak economy coupled with pent-up demand for telecom services should allow for strong top-line growth. Both of these factors make a strong case for grossly improved returns on capital for these companies.

We are overweight Mexico due to good economic management and attractive stock opportunities. A stronger peso coupled with better than expected consumer demand should allow for positive U.S. dollar earnings surprises from domestic consumer plays (e.g. beverages, cement, media, retail). Stronger oil prices may also support the equity market in the near term. Our focus on consumer-related industries in Mexico includes stock selections such as Cemex, which is the largest cement company in the Americas and one of the three largest in the world. Cemex is valued in line with its global peers but offers higher earnings growth and return on equity. High free cashflow growth enables Cemex to take advantage of opportune global acquisitions and we believe Cemex's high operating margins are sustainable. One of the risks affecting Mexico is the politics ahead of next year's presidential election and its effect on the country risk premium. Secondly, a continued positive performance in the trend of the balance of trade is necessary to sustain the peso at current levels.

Despite election year uncertainties, as a new President will come into power in October, Argentine equities rose 24.8%. The rally was spurred in part due to record trading when Spain's Repsol bid $13.5 billion for the remaining (85%) shares of Argentine oil producer YPF. The offer, at a 25% premium to the stock's previous day closing price, fueled advances in the market on speculation investors would purchase other Argentine shares with YPF proceeds. YPF was removed from Argentina's Merval index on June 23, reducing the market's free float and thereby magnifying the potential effect of future inflows on the market. We maintain our underweight position in Argentina, as we expect economic growth will continue to be subdued by poor economic fundamentals in Brazil and a perceived lack of fiscal discipline. We continue to focus on those few core companies (beer producing Quilmes, Telefonica Argentina and Telecom Argentina), which, we believe, have greater long-term growth potential mitigating somewhat negative economic trends.

Chile's market rose 28.7%, with declining interest rates and a rebound in pulp prices helping drive advances. Over the course of the second quarter, multi-billion dollar bids for electric utilities (e.g. Spain's Endesa acquired Endesa Chile) initially lifted the market until investors later sought to lock in gains. Although we have confidence in the macro management of the Chilean economy, we foresee extremely weak consumer and industrial sectors over the next twelve months. Despite the bottoming of both the economy and commodity prices (copper), we remain underweight due to a lack of investable opportunities.

After falling 13.3% during the first quarter due to uncertainty over president Chavez' policies and prospects of a currency devaluation, Venezuela rallied to end the first half of 1999 up 15.5%. We added to our exposure in Venezuela during the second quarter due to a better oil price environment that sustains the currency, however we remain modestly underweight. Although low valuations already reflect, to some extent, negative market and stock news, political doubts temper the attractiveness of liquid market proxies. We are skeptical of the new government's ability to deliver stated reforms and needed policies.

Turning to other markets, we remain underweight Colombia and Peru. Colombian equities lost 17.3%, as the economy's lackluster prospects have been exacerbated by concerns in the financial sector and bank weakness. Peru rose 19.8% given the economic rebound on the renewed strength in commodity prices. However, most of the growth expected for this year will be skewed towards agriculture, mining investment and fishing production, which have exhibited healthy trends, while the second half of 1999 looks less promising for secondary sectors such as consumer manufacturing and banking.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

JULY 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



-------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

The Latin American Discovery Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                                       TOTAL RETURN (%)
                                ---------------------------------------------------------------------------------------------------
                                     MARKET VALUE (1)       NET ASSET VALUE (2)     MSCI EMF LA INDEX (3)    MSCI EMG LA INDEX (4)
                                ---------------------------------------------------------------------------------------------------
                                               AVERAGE                   AVERAGE                  AVERAGE                   AVERAGE
                                  CUMULATIVE   ANNUAL      CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL      CUMULATIVE    ANNUAL
                                  ----------   ------      ----------    ------     ----------    ------      ----------    ------
        FISCAL YEAR TO DATE          52.08%        --         39.22%        --        31.03%         --         33.28%        --
        ONE YEAR                      0.52       0.52%         7.84       7.84%        6.02        6.02%         7.65       7.65%
        FIVE YEAR                    24.83+      4.54+        51.15+      8.61+       24.33        4.45         21.75       4.02
        SINCE INCEPTION*            107.65+     10.97+       151.61+     14.04+       88.39        9.44         54.35       8.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                    [GRAPH]


                                                         YEAR ENDED DECEMBER 31,                           SIX MONTHS
                                                                                                              ENDED
                                                                                                             JUNE 30,
                                      1992*      1993      1994       1995      1996     1997       1998       1999
                                      -----      ----      ----       ----      ----     ----       ----       ----
Net Asset Value Per Share .......... $15.23     $23.31    $17.16     $10.98    $14.77   $20.34      $8.19      $11.36
Market Value Per Share ............. $13.25     $27.13    $18.25      $9.88    $12.50   $17.94      $6.19       $9.38
Premium/(Discount) .................  -13.0%      16.4%      6.4%     -10.0%    -15.4%   -11.8%     -24.4%      -17.4%
Income Dividends ...................     --         --     $0.00#        --     $0.16       --      $0.08       $0.03
Capital Gains Distributions ........     --         --     $5.74      $0.45     $1.14    $0.70      $6.67          --
Fund Total Return(2) ...............   8.01%     65.36%+   -0.14%    -27.61%+   47.19%   43.06%    -33.53%      39.22%
MSCI EMF LA Index Total Return(3) ..   2.00%     53.92%     0.64%    -12.83%    22.21%   31.64%    -35.11%      31.03%
MSCI EMG LA Index Total Return(4) ..  -2.26%     52.29%    -3.69%    -13.53%    21.96%   31.66%    -35.29%      33.28%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Index (MSCI EMF LA Index) is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions on share ownership by foreigners.
(4) The Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG LA Index) is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, including dividends.
*    The Fund commenced operations on June 23, 1992.
#    Amount is less than $0.01
     per share.
+ This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART

Equirty Securities             (93.8%)
Short-Term Investments          (6.2%)

--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Banking                                (6.7%)
Beverages and Tobacco                  (8.9%)
Broadcasting & Publishing              (4.5%)
Building Materials & Components        (6.9%)
Engery Sources                         (4.1%)
Merchandising                          (4.5%)
Metals                                 (4.7%)
Telecommunications -- Integrated      (29.6%)
Telecommunications -- Wireless         (4.2%)
Utilities -- Electrical & Gas         (10.3%)
Other                                 (15.6%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[PIE CHART]

Argentina                     (6.3%)
Brazil                       (34.8%)
Chile                         (9.1%)
Colombia                      (0.4%)
Mexico                       (44.5%)
Other                         (1.7%)
Peru                          (1.1%)
Venezuela                     (2.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                             PERCENT OF
                                             NET ASSETS
                                             ----------
1.  Telmex (Mexico)                             10.7%
2.  Cemex (Mexico)                               6.5
3.  Televisa (Mexico)                            4.5
4.  FEMSA (Mexico)                               4.5
5.  Petrobras (Brazil)                           4.1
6.  Kimberly (Mexico)                            3.9
7.  CVRD (Brazil)                                2.9
8.  Embratel (Brazil)                            2.7
9.  Telecom Argentina (Argentina)                2.6
10. Copel (Brazil)                               2.6
                                                ----
                                                45.0%
                                                ----
                                                ----

   * Excludes short-term investments.

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
--------
JUNE 30, 1999

                                                                   VALUE
                                                  SHARES           (000)
------------------------------------------------------------------------
COMMON STOCKS (97.7%)
(Unless otherwise noted)
------------------------------------------------------------------------
ARGENTINA (6.3%)
BANKING
  (a)Banco del Suquia                                  1    U.S.$    --@
     Banco Rio de La Plata ADR                    50,040            476
                                                            ------------
                                                                    476
                                                            ------------
BEVERAGES & TOBACCO
     Quilmes Industrial ADR                      211,815          2,621
                                                            ------------
TELECOMMUNICATIONS-- INTEGRATED
     Telecom Argentina ADR                       131,778          3,525
     Telefonica Argentina ADR                     57,532          1,805
                                                            ------------
                                                                  5,330
                                                            ------------
                                                                  8,427
                                                            ------------
------------------------------------------------------------------------
BRAZIL (34.8%)
BANKING
     Banco Bradesco (Preferred)               30,340,000            153
(a,c)Banco Nacional (Preferred)               95,420,000              3
     Itaubanco (Preferred)                     2,284,034          1,168
     Unibanco (Preferred) GDR                     85,248          2,051
                                                            ------------
                                                                  3,375
                                                            ------------
ENERGY SOURCES
     Petrobras (Preferred)                    28,649,579          4,437
     Petrobras (Preferred) ADR                    32,940            507
  (b)Petrobras (Preferred) ADR                    30,795            481
                                                            ------------
                                                                  5,425
                                                            ------------
MERCHANDISING
     Globex Utilidades (Preferred)                14,200             74
  (a)Lojas Arapua (Preferred)                 41,337,400             --@
  (a)Lojas Arapua (Preferred) ADR                 20,775             --@
                                                            ------------
                                                                     74
                                                            ------------
METALS -- STEEL
     CSN                                      38,791,000          1,014
     CVRD                                          5,000             70
     CVRD (Preferred) 'A'                        148,591          2,939
  (a)CVRD (Preferred) ADR                         44,830            891
     CVRD Bonus                                  116,420             --@
     Gerdau (Preferred)                       62,652,422          1,044
     Usiminas (Preferred)                        111,200            375
                                                            ------------
                                                                  6,333
                                                            ------------
MULTI-INDUSTRY
     Iven (Preferred)                          1,268,500            165
                                                            ------------
REAL ESTATE
  (b)Rossi Residencial GDR                       176,972            199
(a,c)Rossi Residencial GDS
     (Registered)                                269,535            303
                                                                    502
                                                            ------------
TELECOMMUNICATIONS -- INTEGRATED
  (a)CRT (Preferred) 'A'                      10,741,366          2,635
     Tele Centro-Sul (Preferred)              73,125,250            810
     Tele Norte-Leste (Preferred)            104,416,000          1,888
     Tele Norte-Leste (Preferred) ADR             53,029            984
     Telebras Holders                             18,339          1,654
     Telesp (Preferred)                        7,397,373            874
     Telesp ADR                                   54,150          1,239
                                                            ------------
                                                                 10,084
                                                            ------------
TELECOMMUNICATIONS -- LONG DISTANCE
     Embratel (Preferred)                    126,677,000          1,747
     Embratel ADR                                137,335          1,905
                                                            ------------
                                                                  3,652
                                                            ------------
TELECOMMUNICATIONS -- WIRELESS
  (a)Celular CRT                              14,043,266          1,905
     Tele Leste Celular (Preferred)          787,883,000            481
     Tele Leste Celular ADR                        2,185             65
     Tele Nordeste Celular (Preferred)       164,776,900            222
     Tele Norte Celular (Preferred)          719,139,000            414
     Tele Sudeste Celular (Preferred)        119,308,790            674
     Tele Sudeste Celular ADR                      3,180             92
  (a)Telesp Celular (Preferred)               78,094,790            808
  (a)Telesp Celular ADR                           37,810          1,011
                                                            ------------
                                                                  5,672
                                                            ------------
TEXTILES & APPAREL
     Coteminas                                 5,426,400            276
  (b)Coteminas ADR                                 9,305             23
                                                            ------------
                                                                    299
                                                            ------------
  UTILITIES -- ELECTRICAL & GAS
     Cemig (Preferred)                        84,247,003          1,771
     Cemig (Preferred) ADR                        79,168          1,682
  (a)CERJ                                  3,981,800,000            945
     Copel (Preferred) 'B'                   359,903,400          2,929
     Copel (Preferred) ADR                        64,820            543
     Eletrobras                               59,050,000          1,115
     Eletrobras (Preferred) 'B'               43,645,880            881
     Eletrobras ADR                               14,130            136
     Eletrobras ADR (Preferred)                   86,170            867
                                                            ------------
                                                                 10,869
                                                            ------------
                                                                 46,450
                                                            ------------
------------------------------------------------------------------------
 CHILE (8.5%)
 BANKING
     Banco Edwards ADR                            54,789            794
     Banco Santander Chile ADR                    14,900            231
     Banco Santiago ADR                           28,795            553
  (a)Citicorp-Chile Financiero Fund                2,781             53
                                                            ------------
                                                                  1,631
                                                            ------------
BEVERAGES & TOBACCO
     CCU ADR                                      59,200          1,695
                                                            ------------
FOOD & HOUSEHOLD PRODUCTS
     D&S ADR                                      37,675            706
                                                            ------------
MERCHANDISING
  (a)Santa Isabel ADR                             44,705            453
                                                            ------------
MULTI-INDUSTRY
     Quinenco ADR                                 56,020            525
                                                            ------------
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                   VALUE
                                                  SHARES           (000)
------------------------------------------------------------------------
CHILE (CONTINUED)
     TELECOMMUNICATIONS -- INTEGRATED
     CTC ADR1                                     37,052     U.S.  $3,392
                                                             -------------
     UTILITIES -- ELECTRICAL & GAS
     Chilectra ADR                               103,165            2,166
     Enersis ADR                                  30,673              702
                                                             -------------
                                                                    2,868
                                                             -------------
                                                                   11,270
                                                             -------------
--------------------------------------------------------------------------
COLOMBIA (0.4%)
BEVERAGES & TOBACCO
     Bavaria                                      87,449              328
     Valores Bavaria                             174,928              146
                                                             -------------
                                                                      474
                                                             -------------
FINANCIAL SERVICES
     Corfivalle                                        2               --@
                                                             -------------
                                                                      474
                                                             -------------
--------------------------------------------------------------------------
MEXICO (44.5%)
BANKING
  (a)Banacci 'L'                                 645,651            1,576
     Bancomer 'B'                              2,525,232              919
  (a)Banorte 'O'                                 684,441              988
                                                             -------------
                                                                    3,483
                                                             -------------
BEVERAGES & TOBACCO
     FEMSA                                       875,134            3,501
     FEMSA ADR                                    61,743            2,462
Grupo Modelo 'C'                                 381,300            1,089
                                                             -------------
                                                                    7,052
                                                             -------------
BROADCASTING & PUBLISHING
  (a)Televisa CPO GDR                            133,455            5,980
                                                             -------------
BUILDING MATERIALS & COMPONENTS
     Cemex 'B'                                   553,320            2,748
     Cemex 'B' ADR                               327,697            3,236
     Cemex CPO                                   477,832            2,363
     Cemex CPO ADR                                35,420              337
     Vitro ADR                                   111,592              572
                                                             -------------
                                                                    9,256
                                                             -------------
CONSTRUCTION & HOUSING
     Empresas ICA Sociedad
          Controladora                           338,901              374
                                                             -------------
ENERGY EQUIPMENT & SERVICES
     Tamsa ADR                                    41,372              450
                                                             -------------
FOOD & HOUSEHOLD PRODUCTS
     Grupo Industrial Bimbo 'A'                  163,732              363
  (a)Seminis, Inc. 'A'                            69,300            1,044
                                                             -------------
                                                                    1,407
                                                             -------------
HEALTH & PERSONAL CARE
     Kimberly 'A'                              1,256,024            5,172
                                                             -------------
MACHINERY & ENGINEERING
     ICA ADR                                      71,070              480
                                                             -------------
MERCHANDISING
  (a)Cifra 'C'                                   947,927            1,736
     Cifra 'V'                                   513,326              997
  (a)Cifra 'V' ADR                                18,450              354
     Soriana 'B'                                 515,985            2,431
                                                             -------------
                                                                    5,518
                                                             -------------
MULTI-INDUSTRY
     Alfa 'A'                                    504,134            2,095
  (a)Grupo Carso 'A1'                            393,785            1,826
                                                             -------------
                                                                    3,921
                                                             -------------
RECREATION, OTHER CONSUMER GOODS
  (a)Blockbuster de Mexico ADR                    40,000               --@
                                                             -------------
TELECOMMUNICATIONS -- INTEGRATED
  (a)Carso Global Telecom                        329,266            2,086
Telmex 'L'  ADR                                  176,027           14,225
                                                             -------------
                                                                   16,311
                                                             -------------
                                                                   59,404
                                                             -------------
--------------------------------------------------------------------------
PERU (1.1%)
TELECOMMUNICATIONS -- INTEGRATED
     Tel Peru 'B' ADR                            100,567            1,521
                                                             -------------
--------------------------------------------------------------------------
VENEZUELA (2.1%)
TELECOMMUNICATIONS -- INTEGRATED
     CANTV ADR                                   103,515            2,821
                                                             -------------
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (Cost U.S.$129,025)                                          130,367
                                                             -------------
--------------------------------------------------------------------------


                                                NO.OF
                                               RIGHTS
--------------------------------------------------------------------------
RIGHTS (0.0%)
--------------------------------------------------------------------------
BRAZIL (0.0%)
TELECOMMUNICATIONS -- WIRELESS
(a,c)Celular CRT (Preferred), expiring
       5/7/99
     (Cost U.S.$--)                            4,500,986               --@
                                                             -------------
--------------------------------------------------------------------------


                                                   FACE
                                                 AMOUNT
                                                  (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.3%)
--------------------------------------------------------------------------
CHILE (0.6%)
TIME DEPOSIT
     Citibank 5.0%, 9/13/99 CLP                       27              772
                                                             -------------
--------------------------------------------------------------------------

The accompanying notes are an integral part of the finanical statements.

                                                    FACE
                                                  AMOUNT         VALUE
                                                   (000)         (000)
---------------------------------------------------------------------------
UNITED STATES (5.7%)
Repurchase Agreement
     Chase Securities, Inc. 4.55%,
     dated 6/30/99, due
     7/01/99, to be
     repurchased at
     U.S.$7,624, collateralized
     by U.S.$7,080 United
     States Treasury Bonds,
     7.25%, due 5/15/16,
     valued at U.S.$7,868
     (Cost U.S.$7,623)                      U.S.$  7,623     U.S.$  7,623
                                                             --------------
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
     (Cost U.S.$8,424)                                              8,395
                                                             --------------
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.1%)
     Argentine Peso                ARP               42                42
     Brazil Real                   BRL              231               131
     Chilean Peso                  CLP            1,119                 2
     Colombian Peso                COP               42                --@
     Mexican Peso                  MXP               39                 4
                                                             --------------
     (Cost U.S.$180)                                                  179
                                                             --------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (104.1%)
     (Cost U.S.$137,629)                                          138,941
                                                             --------------
---------------------------------------------------------------------------
OTHER ASSETS (2.3%)
     Receivable for Investments
          Sold                             U.S.$ 2,467
     Dividends Receivable                          598
     Unrealized Gain on Foreign
          Currency Exchange Contracts                2
     Interest Receivable                             1
     Other Assets                                   52              3,120
                                           --------------    --------------
---------------------------------------------------------------------------
LIABILITIES (-6.4%)
     Deferred Chilean Taxes                                           (14)
     Payable For:
          Investments Purchased                 (7,123)
          Chilean Taxes                           (615)
          Dividends Declared                      (402)
          Investment Advisory Fees                (123)
          Professional Fees                        (65)
          Custodian Fees                           (57)
          Directors' Fees and Expenses             (49)
          Shareholder Reporting
               Expenses                            (44)
          Administrative Fees                      (22)
          Other Liabilities                        (24)            (8,524)
                                           --------------    --------------
---------------------------------------------------------------------------


                                                                    AMOUNT
                                                                     (000)
---------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 11,756,125, issued and
          outstanding U.S.$0.01 par value shares
          (100,000,000 shares authorized)                  U.S.$  133,523
                                                           ----------------
                                                           ----------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                  U.S.$    11.36
                                                           ----------------
                                                           ----------------
---------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:

   Common Stock                                            U.S.$      117
   Capital Surplus                                                157,667
   Undistributed Net Investment Income                                499
   Accumulated Net Realized Loss                                  (26,013)
   Unrealized Appreciation on Investments and
    Foreign Currency Translations                                   1,253
---------------------------------------------------------------------------
TOTAL NET ASSETS                                           U.S.$  133,523
                                                           ----------------
                                                           ----------------
---------------------------------------------------------------------------

 (a) -- Non-income producing
 (b) -- 144A Security -- certain conditions for public sale may exist
 (c) -- Securities valued at fair value -- see note A-1 to financial statements.
   @ -- Value is less than U.S. $500.
144A -- Certain conditions for public sale may exist.
 ADR -- American Depositary Receipt
 GDR -- Global Depositary Receipt
 GDS -- Global Depositary Shares
---------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 1999, the Fund is obligated to receive foreign currency in exchange for U.S. dollars as indicated below:


  CURRENCY                                     IN                      NET
    TO                                      EXCHANGE                UNREALIZED
  DELIVER        VALUE      SETTLEMENT        FOR        VALUE        GAIN
   (000)         (000)         DATE          (000)       (000)        (000)
------------  ----------  --------------  ------------ ---------   -------------
U.S.  $1,118  U.S.$1,118    07/01/99       MXP 10,551  U.S.$1,120     U.S.$2
              ----------                               ----------     ------
              ----------                               ----------     ------

--------------------------------------------------------------------------------
JUNE 30, 1999 EXCHANGE RATES:
--------------------------------------------------------------------------------
ARP      Argentine Peso                                1.000  =  U.S. $ 1.00
BRL      Brazilian Real                                1.770  =  U.S. $ 1.00
CLP      Chilean Peso                                518.100  =  U.S. $ 1.00
COP      Colombian Peso                            1,737.500  =  U.S. $ 1.00
MXP      Mexican Peso                                  9.423  =  U.S. $ 1.00
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the finanical statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 1999 (Unaudited)

                                                                PERCENT
                                                  VALUE         OF NET
INDUSTRY                                          (000)         ASSETS
-----------------------------------------------------------------------
Banking                                     U.S.$  8,965          6.7 %
Beverages & Tobacco                               11,842          8.9
Broadcasting & Publishing                          5,980          4.5
Building Materials & Components                    9,256          6.9
Construction & Housing                               374          0.3
Energy Equipment & Services                          450          0.3
Energy Sources                                     5,425          4.1
Food & Household Products                          2,113          1.6
Health & Personal Care                             5,172          3.9
Machinery & Engineering                              480          0.4
Merchandising                                      6,045          4.5
Metals -- Steel                                    6,333          4.7
Multi-Industry                                     4,611          3.5
Real Estate                                          502          0.4
Telecommunications -- Integrated                  39,459         29.6
Telecommunications -- Long Distance                3,652          2.7
Telecommunications -- Wireless                     5,672          4.2
Textiles & Apparel                                   299          0.2
Utilities -- Electrical & Gas                     13,737         10.3
Other                                              8,574          6.4
                                            ------------        -------
                                            U.S.$138,941        104.1 %
                                            ------------        -------
                                            ------------        -------
-----------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1999 (Unaudited)

                                                                PERCENT
                                                  VALUE          OF NET
                                                  (000)         ASSETS
-----------------------------------------------------------------------
Argentina                                   U.S.$  8,427          6.3 %
Brazil                                            46,450         34.8
Chile                                             12,042          9.1
Colombia                                             474          0.4
Mexico                                            59,404         44.5
Peru                                               1,521          1.1
United States (short-term investment)              7,623          5.7
Venezuela                                          2,821          2.1
Other                                                179          0.1
                                            ------------        -------
                                            U.S.$138,941        104.1 %
                                            ------------        -------
                                            ------------        -------
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                     SIX MONTHS ENDED
                                                                                        JUNE 30, 1999
                                                                                        (UNAUDITED)
STATEMENT OF OPERATIONS                                                                    (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ..................................................................     U.S.$       1,914
    Interest ...................................................................                    66
    Less: Foreign Taxes Withheld ...............................................                   (17)
------------------------------------------------------------------------------------------------------------
      Total Income .............................................................                 1,963
------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees ...................................................                   648
    Custodian Fees .............................................................                    59
    Country Tax Expense ........................................................                     5
    Administrative Fees ........................................................                    69
    Professional Fees ..........................................................                    61
    Shareholder Reporting Expenses .............................................                    41
    Chileean Administrative Fees ...............................................                    14
    Annual Meeting and Proxy Expenses ..........................................                    17
    Directors' Fees and Expenses ...............................................                    30
    Transfer Agent Fees ........................................................                     5
    Other Expenses .............................................................                    24
      Total Expenses ...........................................................                   973
------------------------------------------------------------------------------------------------------------
        Net Investment Income ..................................................                   990
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold .................................................                 1,267
    Foreign Currency Transactions ..............................................                  (211)
------------------------------------------------------------------------------------------------------------
      Net Realized Gain ........................................................                 1,056
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments ................................................                35,516
    Appreciation on Foreign Currency Translations ..............................                   (62)
------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ...........................                35,454
------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation ...........                36,510
------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................      U.S.$     37,500
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                                             SIX MONTHS ENDED
                                                                                               JUNE 30, 1999      YEAR ENDED
                                                                                                (UNAUDITED)     DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                                  (000)            (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net Investment Income ......................................................................   U.S.$    990   U.S.$   1,801
 Net Realized Gain (Loss) ...................................................................          1,056         (18,537)
 Change in Unrealized Appreciation/Depreciation .............................................         35,454         (49,556)
----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting from Operations ............................         37,500         (66,292)
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income ......................................................................           (402)           (956)
 In Excess of Net Investment Income .........................................................             --             (89)
 Net Realized Gain ..........................................................................             --         (50,392)
 In Excess of Net Realized Gain .............................................................             --         (27,069)
----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions ........................................................................           (402)        (78,506)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
 Reinvestment of Distributions (5,049 shares) ...............................................             --          11,919
 Repurchase of Shares(437,200 and 542,800 shares, respectively) .............................         (3,493)         (3,463)
----------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions ............         (3,493)          8,456
----------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease) ..................................................................         33,605        (136,342)
Net Assets:
 Beginning of Period ........................................................................         99,918         236,260
----------------------------------------------------------------------------------------------------------------------------------
 End of Period (including undistributed net investment income/distributions in excess
   of net investment income of U.S.$499 and U.S.$(89), respectively) ........................   U.S.$133,523   U.S.$  99,918
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

    The accompanyng notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                      ENDED
                                                     JUNE 30,              YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                               1999     ------------------------------------------
AND RATIOS:                                        (UNAUDITED)              1998              1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......       U.S.$  8.19       U.S.$ 20.34       U.S.$ 14.77
---------------------------------------------------------------------------------------------------------
Offering Costs .............................                --                --                --
---------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...............              0.08              0.15             (0.01)
Net Realized and Unrealized Gain
 (Loss) on Investments .....................              3.07             (5.62)             6.28
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations ........              3.15             (5.47)             6.27
---------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income .....................             (0.03)            (0.07)               --
 In Excess of Net Investment Income ........                --             (0.01)               --
 Net Realized Gain .........................                --             (4.34)            (0.07)
 In Excess of Net Realized Gain ............                --             (2.33)               --
---------------------------------------------------------------------------------------------------------
   Total Distributions .....................             (0.03)            (6.75)            (0.70)
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value
  from Capital Shares Transactions .........                --                --                --
Anti-Dilutive Effect of Shares
 Repurchased ...............................              0.05              0.07                --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............       U.S.$ 11.36       U.S.$  8.19       U.S.$ 20.34
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ......       U.S.$  9.38       U.S.$  6.19       U.S.$ 17.94
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value ..............................             52.08%           (43.06)%           49.08%
 Net Asset Value (1) .......................             39.22%           (33.53)%           43.06%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ......      U.S.$133,523      U.S.$ 99,918      U.S.$236,260
---------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ....              1.74%*            1.93%             1.82%
Ratio of Net Investment Income
  to Average Net Assets ....................              1.77%*            1.36%            (0.07)%
Portfolio Turnover Rate ....................                50%              178%              259%
---------------------------------------------------------------------------------------------------------


                                                                YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                         ---------------------------------------------------------
AND RATIOS:                                               1996              1995              1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......       U.S.$ 10.98       U.S.$ 17.16       U.S.$ 23.31
---------------------------------------------------------------------------------------------------------
Offering Costs .............................                --             (0.07)               --
---------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...............              0.18              0.05             (0.18)
Net Realized and Unrealized Gain
 (Loss) on Investments .....................              4.91             (4.63)             0.25
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations ........              5.09             (4.58)             0.43
---------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income .....................             (0.16)               --              0.00#
 In Excess of Net Investment Income ........             (1.14)            (0.44)            (5.74)
 Net Realized Gain .........................                --             (0.01)               --
 In Excess of Net Realized Gain ............                --             (0.01)               --
---------------------------------------------------------------------------------------------------------
   Total Distributions .....................             (1.30)            (0.45)            (5.74)
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value
  from Capital Shares Transactions .........                --             (1.08)++           0.02+
Anti-Dilutive Effect of Shares
 Repurchased ...............................                --                --                --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............       U.S.$ 14.77       U.S.$ 10.98       U.S.$ 17.16
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ......       U.S.$ 12.50       U.S.$  9.88       U.S.$ 18.25
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value ..............................             38.50%           (38.78)%+++        (8.75)%
 Net Asset Value (1) .......................             47.19%           (27.61)%+++        (0.14)%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ......      U.S.$171,586      U.S.$127,616      U.S.$135,273
---------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ....              1.81%*            2.17%             2.15%
Ratio of Net Investment Income
  to Average Net Assets ....................              1.24%*            0.31%            (0.77)%
Portfolio Turnover Rate ....................               186%              122%               70%
---------------------------------------------------------------------------------------------------------

*   Annualized.
#   Amount is less than U.S.$0.01 per share.
+   Increase due to shares issued from reinvestment of distributions.
++  Decrease due to shares issued through Rights Offering.
+++ This return excludes the effect of the rights issued in connection with the
    Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
----------

     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors ("the Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency.
     A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
     (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the six months ended June 30, 1999, the Fund made purchases and sales totaling approximately $55,890,000 and $54,108,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. During the six months ended June 30, 1999, the Fund placed a portion of its portfolio transactions with affiliated broker/ dealers. Accordingly, the Fund incurred brokerage commissions of $3,000 with Morgan Stanley & Co. Incorpo-rated, an affiliate of the Adviser, for the six months ended June 30, 1999. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $137,449,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $1,312,000 of which $26,310,000 related to appreciated securities and $24,998,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $14,061,000 available to offset future capital gains all of which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities maybe subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable under the Plan, at June 30, 1999, totaled $46,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 1999, the Fund repurchased 437,200 shares of its Common Stock at an average price per share of $7.94 and an average discount of 15.58% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

J. During June 1999, the Board declared a distribution of $0.0342 per share, derived from net investment income, payable on July 9, 1999, to shareholders of record on June 30, 1999.

                        K. Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Latin American Discovery Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:

                                                                         VOTES IN        VOTES       AUTHORITY         VOTES
PROPOSAL:                                                                 FAVOR OF       AGAINST      WITHHELD        ABSTAINED
---------                                                                 --------       -------      --------        ---------
1. To elect the following Directors: Peter J. Chase.....................  7,358,722         --         120,630              --
                                     David B. Gill......................  7,348,197         --         131,154              --
                                     Michael F. Klein...................  7,373,612         --         105,739              --

2.  To ratify the selection of PricewaterhouseCoopers LLP as independent
    accountants of the Fund.............................................  7,399,235     60,157              --         19,960

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                  The Latin American Discovery Fund, Inc.
                  Boston Equiserve
                  Dividend Reinvestment and Cash Purchase Plan
                  P.O. Box 1681
                  Boston, MA 02105
                  1-800-730-6001

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


                                       16